SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 21, 2000




                           HOME BUILDING BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



         Indiana                      0-24896                    35-1935840
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification  No.)



200 East Van Trees Street, Washington, Indiana                          47501
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (812) 254-2641



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 4.                    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The following is in response to a letter addressed to the Securities and Exchange Commission from Kemper CPA Group LLC ("Kemper"), which is attached as Exhibit 16 to this filing.

         With respect to the areas where Kemper is not in complete agreement with the Registrant's statements surrounding Kemper's resignation, Registrant states that its understanding of Kemper's Recommendations encompassed all traditional types of lending products, but did not encompass share loans, as stated previously. Thus, management believed it had placed "mitigating controls" "in place," which controls were in effect for all loans except share loans. With respect to Kemper's more recent assertion that it had "previously directed management's attention to questionable activities conducted by the alleged perpetrator," Registrant states that such activities, which had no relation to the discovery of the defalcation, had occurred approximately two years prior to the defalcation and had been investigated by Kemper subsequent to its notification to Registrant of such activities. Registrant also notes that this matter was not referred to by Kemper in its resignation letter, which was written three days after the shareholders' vote to reappoint Kemper as independent auditor failed.

         With respect to Kemper's assertion that "quarterly agreed-upon procedures were in no way related to this matter," Registrant states that it engaged Kemper on a quarterly, agreed-upon procedure basis to provide review of lending practices and documentation. Just as Kemper believed its Recommendations for loans should have been extended to all types of loans, without specification or exclusion, so the audit committee and management believed all types of loans were to be sampled by Kemper on a routine, rotating basis. As previously stated, correspondence from Kemper subsequent to the Recommendations indicated that prior relevant concerns had been corrected. Further, annual audit procedures and quarterly agreed-upon procedures did not reveal either the defalcation or the Company's omission to apply Kemper's Recommendations to share loans.

ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS

         (c)       Exhibit 16       Letter  from  Kemper  CPA  Group  LLC to the
                                    Securities  and Exchange  Commission,  dated
                                    February 10, 2000. Received via facsimile on February 11, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HOME BUILDING BANCORP, INC.




Date: FEBRUARY 15, 2000                      By:  /S/ BRUCE A. BEESLEY
     ------------------                           -----------------------------
                                                  Bruce A. Beesley
                                                  President and Chief Executive
                                                    Officer